UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 29, 2015

ROCK-TENN COMPANY
(Exact Name of Registrant as Specified in Charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

504 Thrasher Street, Norcross, Georgia 30071
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2015, Rock-Tenn Company ("RockTenn") issued a press release (the "March 31 Press Release") that announced RockTenn would hold its quarterly conference call on Thursday, April 30, 2015, at 9:00 a.m. ET to discuss its financial results for the second quarter of fiscal 2015 and other topics that may be raised during the discussion (the "Conference Call").

On April 29, 2015, RockTenn issued a press release (the "April 29 Press Release") that announced RockTenn's financial results for the second quarter of fiscal 2015. A copy of the April 29, 2015 Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

The March 31 Press Release and the April 29 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the April 29 Press Release and any relevant financial and other statistical information related to the webcast, on RockTenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 April 29, 2015 Press Release (furnished pursuant to Item 2.02)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2015	ROCK-TENN COMPANY
	By:	/s/ ROBERT B. MCINTOSH Robert B. McIntosh Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1 April 29, 2015 Press Release (furnished pursuant to Item 2.02)